Exhibit 10.1

SECOND AMENDMENT TO
AMENDED AND RESTATED LOAN AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of October 11, 2013, is made by and among OMEGA PROTEIN CORPORATION, a Nevada corporation (the “Parent”), and OMEGA PROTEIN, INC., a Virginia corporation (“OPI” and, collectively with the Parent, the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”) and the Lenders (as defined in the Loan Agreement).

R E C I T A L S:

A.     Borrowers and Administrative Agent are parties to that certain Amended and Restated Loan Agreement (as heretofore or hereafter amended, modified, supplemented or restated, collectively, the “Loan Agreement”) dated as of March 21, 2012 by and among Borrowers, the Administrative Agent, and the Lenders (the “Lenders”) from time to time party thereto.

B.     Borrowers have requested that the Lenders and Administrative Agent consent to certain transactions and waive certain covenants, which, but for this Amendment, would be prohibited by the Loan Agreement, and the Lenders and Administrative Agent have agreed to the same upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01     Definitions Above. As used herein, the terms “Administrative Agent,” “Amendment,” “Borrowers,” “Lenders,” “Loan Agreement,” “OPI,” and “Parent” shall have the meanings as set forth above.

Section 1.02     Other Definitions. As used in this Agreement, the following terms shall have the definitions set forth below:

“NMFS” shall mean the US Department of Commerce National Marine Fisheries Service, Financial Services Division.

“WSP” shall mean Wisconsin Specialty Proteins, LLP, a Wisconsin limited liability company.

Section 1.03     Definitions in Agreement. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as set forth in the Loan Agreement; without limiting the foregoing, the following terms are defined in the Loan Agreement: “Default,” “Event of Default,” “Excluded Property, “Lien,” “Loan Document,” “NMFFP Collateral,” “NMFFP Financing,” “Obligors,” and “Secured Parties”.

ARTICLE II

AMENDMENTS TO AGREEMENT

Section 2.01     Defined Terms. Section 1.01 of the Loan Agreement is hereby amended as follows:

(a)          The term “Excluded Property” is amended by deleting the word “and” before clause (n) and inserting the following language immediately after clause (n): “, and (o) the real property and fixtures, but not any personal property (which personal property includes without limitation equipment and inventory), at 610 Menhaden Road, Reedville, Virginia.”

(b)          The term “Permitted Acquisitions” is amended by inserting the following language at the end of clause (g):

; provided, that in determining the aggregate consideration paid by the Loan Parties for all such Acquisitions under clause (g), the amount, not to exceed $5,010,000.00, paid for the Reedsburg, WI Facility shall be excluded from such calculation.

(c)          The term “Reedsburg, WI Facility” is inserted in alphabetical order to read in full as follows:

“Reedsburg, WI Facility” shall mean that certain land and improvements at 522 Greenway Court, Reedsburg, Wisconsin, and all personal property located there.

(d)          The term “Reedville Evaporator Unit” is inserted in alphabetical order to read in full as follows:

“Reedville Evaporator Unit” shall mean that certain six-effect waste heat evaporator unit, installed in 2011, that services the Dupps Dryer System located at Omega Protein, Inc.’s facility at Reedville, Virginia.

Section 2.02     Perfection of Security Interests in Collateral. Section 6.19 of the Loan Agreement is hereby amended to add the following sentences at the end of such Section:

The Loan Parties shall have the right to have certain Collateral released or otherwise modified, as described below:

(a)     Upon written request by Borrowers, the Administrative Agent will release its Liens on the Reedville Evaporator Unit and upon such release OPI may grant a security interest in the Reedville Evaporator Unit to secure the NMFFP Financing as NMFFP Collateral; in connection with such release, Borrower shall provide the Administrative Agent with a more detailed description of the Reedville Evaporator Unit. Contemporaneously with the release of the Reedville Evaporator Unit, OPI shall grant to the Administrative Agent, for the benefit of the Secured Parties, a first priority Lien upon the Vessel Rappahannock, Official No. 650997, and the Borrowers shall execute such supplements to fleet mortgage, supplements to assignment of insurances, and other documents as required by Administrative Agent, in form and substance satisfactory to the Administrative Agent in its sole discretion.

(b)     On or before October 31, 2013, the Administrative Agent will release its Liens on the real property and fixtures, but not any personal property (including without limitation equipment and inventory), at 610 Menhaden Road, Reedville, Virginia.

Section 2.03     Extensions of Credit. Section 8.03 of the Loan Agreement is hereby amended to read in full as follows:

Section 8.03     Extensions of Credit. Make any loan or advance to any Person without consent of the Required Lenders, except (a) loans and intercompany adjustments among Borrowers and their Subsidiaries occurring in the ordinary course of business, (b) advances made to employees of such Loan Party for the payment by them of items for which an expense report or voucher will be filed and which items will constitute ordinary and necessary business expenses of such Loan Party, and (c) loans and advances to suppliers of raw materials or other inventory to any Loan Party up to a maximum amount of $3,000,000.00 outstanding at any time for all such loans and advances to all such suppliers; any loan or advance permitted by this Section may be prepaid.

Section 2.04     Capital Expenditures. Section 8.07 of the Loan Agreement is hereby amended to read in full as follows:

Section 8.07     Capital Expenditures. Spend or incur obligations (including the total amount of any Capital Leases) to acquire fixed assets for more than the aggregate of: (i) the greater of $30,000,000.00 or fifteen percent (15%) of sales (for all Loan Parties collectively), in any single fiscal year, (ii) an amount not to exceed $5,010,000.00 for the acquisition of the Reedsburg, WI Facility, during fiscal year 2013, and (iii) an amount not to exceed $22,000,000.00 for the expansion of the Reedsburg, WI Facility, during fiscal years 2013 through 2015; provided, that, (x) in respect of capital expenditures for the acquisition and expansion of the Reedsburg, WI Facility described in clauses (ii) and (iii), the Administrative Agent on behalf of the Secured Parties shall receive a first priority Lien on the fixed assets so acquired, and (y) any amount expended or incurred for expansion of the Reedsburg, WI Facility in excess of the $22,000,000.00 permitted pursuant to clause (iii) shall be subject to the restrictions of clause (i).

Section 2.05     Amendment to Notices. Section 11.01 of the Loan Agreement is hereby amended to delete the references to John L. Kallina and his contact information, and to replace the same with:

Attention of: Geri E. Landa
Telephone No.: (713) 273-8537
Facsimilie No.: (713) 273-8530
E-mail: geri.landa@wellsfargo.com

Section 2.06     Amendment to Schedule 6.17. Schedule 6.17 of the Loan Agreement is hereby amended to (i) show that 610 Menhaden Road, Reedville, Virginia 22539 is excluded as collateral, and (ii) add the Reedsburg, WI Facility as an Owned Real Property pledged to the Administrative Agent to secure the Obligations. A revised Schedule 6.17 is attached hereto and incorporated into the Loan Agreement, which includes amendments made pursuant to the First Amendment to Amended and Restated Loan Agreement dated May 21, 2012.

ARTICLE III

CONDITIONS PRECEDENT

The effectiveness of this Amendment is conditioned upon the satisfaction of the following further conditions which must be satisfied as of the date of this Amendment:

Section 3.01     Representations and Warranties True and Correct. The representations and warranties contained herein and in all other Loan Documents, as amended hereby and by the other documents given in connection with this Amendment, shall be true and correct as of the date hereof except as previously disclosed to the Administrative Agent.

Section 3.02     No Default. No Default or Event of Default shall exist.

Section 3.03     Loan Parties’ Documents. Borrowers, WSP each other Loan Party shall have executed and delivered to the Administrative Agent, for the benefit of the Lenders, the following documents, in form and substance satisfactory to the Administrative Agent in its sole discretion; each of such documents shall be a Loan Document:

(a)     this Amendment;

(b)     a Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing on the Reedsburg, WI Facility;

(c)     a Second Amendment to Amended and Restated Security and Pledge Agreement, granting a first priority Lien on all personal property of WSP to the Administrative Agent for the benefit of the Secured Parties and amending Schedule 2(v) to add the trademark teraswhey;

(d)     Notice of Grant of Security Interest in Trademark on the trademark Teraswhey;

(e)     UCC Financing Statements covering all assets of WSP; and

(f)     such other documents as the Administrative Agent shall reasonably require.

Section 3.04     Other Documents. Borrowers shall have caused other Persons to deliver to the Administrative Agent, for the benefit of the Lenders, the following documents, in form and substance satisfactory to the Administrative Agent in its sole discretion; each of such documents shall be a Loan Document:

(a)     a loan policy of title insurance insuring the Administrative Agent’s first priority Lien on the Reedsburg, WI Facility;

(b)     a survey of the Reedsburg, WI Facility, certified to the Administrative Agent, in form satisfactory to delete the survey exception from the loan policy of title insurance;

(c)     a release by WSP Reedsburg Properties, LLC of its Liens on any assets of WSP;

(d)     a release by Baraboo National Bank of its Liens on any assets of WSP;

(e)     UCC Termination Statements relating to items (c) and (d) above;

(f)     Consent from Green Lake State Bank, which holds a security interest in the assets of WSP Reedsburg Properties, LLC, to the release described in item (c) above, provided, that Borrowers shall have satisfied this condition upon use of their best efforts to obtain such consent and the failure to obtain such consent after Borrowers’ use of best efforts shall not be considered a breach of covenants requiring that the Lien on the assets of WSP in favor of the Administrative Agent be of a first priority;

(g)     evidence of property, liability, flood and other insurance consistent with the requirements of the Loan Agreement; and

(h)     such other documents as the Administrative Agent shall reasonably require, in form and substance satisfactory to the Administrative Agent.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

Section 4.01     Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers, Administrative Agent and Lenders agree that the Loan Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms. The terms, provisions, and conditions of any and all of the Loan Documents are hereby ratified and confirmed in every respect by Borrowers and shall continue in full force and effect.

Section 4.02     Representations and Warranties. Borrowers hereby represent and warrant to Administrative Agent and Lenders that:

(a)     the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrowers and will not violate the articles of incorporation or bylaws of Borrowers;

(b)     after giving effect to the modifications contained in this Amendment, and any other Loan Document, the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof except as previously disclosed to Administrative Agent and Lenders;

(c)     after giving effect to the modifications contained in this Amendment, no Default or Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be a Default or an Event of Default;

(d)     after giving effect to the modifications contained in this Amendment, Borrowers are in full compliance with all covenants and agreements contained in the Loan Agreement as amended hereby; and

(e)     Borrowers are not presently aware of any claim they have against Administrative Agent or any Lender, nor are they aware of any claim any of their respective Subsidiaries have against Administrative Agent or any Lender, for damages arising out of any prior action or inaction on the part of the Administrative Agent, or their representatives or agents.

ARTICLE V

MISCELLANEOUS

Section 5.01     Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents executed in connection with this Amendment.

Section 5.02     Reference to Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 5.03     Expenses of the Administrative Agent and Lenders. As provided in the Loan Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Administrative Agent or Lenders in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Administrative Agent’s and Lenders’ legal counsels, and all reasonable costs and expenses incurred by Administrative Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Administrative Agent’s and Lender’s legal counsels.

Section 5.04     Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.05     APPLICABLE LAW. THIS AMENDMENT IS ENTERED INTO AND PERFORMABLE IN HARRIS COUNTY, TEXAS, AND THE SUBSTANTIVE LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS, OF THE UNITED STATES AND THE STATE OF TEXAS SHALL GOVERN THE CONSTRUCTION OF THIS AMENDMENT AND THE DOCUMENTS EXECUTED AND DELIVERED PURSUANT HERETO, AND THE RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THERETO.

Section 5.06     Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Administrative Agent, Lenders and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent as set forth in the Loan Agreement as amended hereby.

Section 5.07     Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 5.08     Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent or Lenders to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.09     Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10    SECTION 26.02 NOTICE. THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE LOAN AGREEMENT AND THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE LOAN AGREEMENT AND THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Signature Pages Follow]

EXECUTED as of the date first written above.

BORROWERS: OMEGA PROTEIN CORPORATION, as Borrower

By:	/s/ Andrew Johannesen
Andrew Johannesen
Executive Vice President and Chief Financial Officer

OMEGA PROTEIN, INC., as Borrower

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President Chief Financial Officer

Borrowers’ Signature Page 1

ADMINISTRATIVE AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender, and Lender

By:	/s/ Geri E. Landa
Geri E. Landa
Senior Vice President

Lenders’ Signature Page 1

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Kakali Bhattacharya
Kakali Bhattacharya
Vice President

Lenders’ Signature Page 2

RATIFICATION OF GUARANTORS

As an inducement to Administrative Agent and Lenders to amend the Agreement as set forth in the foregoing Amendment, each of the Guarantors hereby:

(a)     ratifies and confirms its obligations under all Loan Documents to which it is a party;

(b)     agrees that the Agreement and all other Loan Documents as amended hereby are and shall continue to be legal, valid, binding and enforceable in accordance with their respective terms and are hereby ratified and confirmed;

(c)     agrees that the execution of this Amendment shall in no way obligate Administrative Agent or Lenders to obtain the consent of, or give the signatories below notice of, any further amendment, modification, waiver or release relating to the Loans, the Loan Agreement, or any other Loan Documents to which such Guarantor is not a signatory, all of which have been and are hereby waived.

[Signature Page Follows.]

Ratification of Guarantors

PROTEIN FINANCE COMPANY

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

OMEGA SHIPYARD, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

PROTEIN INDUSTRIES, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

CYVEX NUTRITION, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

INCON PROCESSING, L.L.C.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

WISCONSIN SPECIALTY PROTEIN, LLC

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President

Schedule 6.17 - 1